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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 22, 2001, included in this Form 10-K, into Callon Petroleum Company's previously filed Registration Statements on Forms S-8 (File Nos. 33-90410, 333-29537, 333-29529 and 333-47784).




                                                           Arthur Andersen LLP



         March 29, 2001
         New Orleans, Louisiana